EXHIBIT 99.2

Enterprise Products Partners L.P.

Eliminating the General Partner's 50% Splits

December 17, 2002

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Forward Looking Statements

- This presentation contains various forward-looking statements and information that are based on the Company's beliefs and those of its general partner, as well as assumptions made by and information currently available to the Company. When used in this press release, words such as "anticipate", "project", "expect", "plan", "goal", "forecast", "intend", "could", "believe", "may", and similar expressions and statements regarding the plans and objectives of the Company for future operations, are intended to identify forward-looking statements. Although the Company and its general partner believe that such expectations reflected in such forward looking statements are reasonable, neither the Company nor its general partner can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Company's actual results may vary materially from those the Company anticipated, estimated, projected or expected. Among the key risk factors that may have a direct bearing on the Company's results of operations and financial condition are:
  - competitive practices in the industries in which the Company competes;
  - fluctuations in oil, natural gas and NGL prices and production due to weather and other natural and economic forces;
  - operational and systems risks;
  - environmental liabilities that are not covered by indemnity or insurance;
  - the impact of current and future laws and governmental regulations (including environmental regulations) affecting the midstream energy industry in general and the Company's NGL and natural gas operations in particular;
  - the loss of a significant customer;
  - the use of financial instruments to hedge commodity and other risks that prove to be economically ineffective; and failure to complete one or more new projects on time or within budget.
- The Company has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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Summary

- EPD's partnership agreement has been amended to eliminate the GP's 50% incentive distribution rights
- No consideration was paid to the GP to give up its 50% incentive distribution rights
- Amendment is effective immediately
- Transfers significant intrinsic value from the GP to the Limited Partners

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Significance of Eliminating 50% Splits

- As EPD's annual LP distribution rate grows beyond $1.568 per unit, this action will substantially increase the amount of cash available to
  - Increase the cash distribution rate to limited partners,
  - Reinvest in capital projects and acquisitions to grow the partnership, and
  - Retire debt to provide greater financial flexibility
- Lowers EPD's cost of capital, which will make new investments significantly more accretive to LP units in terms of cash flow per unit
- Enhances prospects of future LP distribution growth
  - GP's 50% splits make it difficult to sustain 10% cash distribution growth rate over the long-term

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Comparison of Old & New GP Splits

	Old Splits			New Splits		
Tier	LP %	GP %	Up to	LP %	GP %	Up to
2% Tier	98%	2%	$ 1.012	98%	2%	$ 1.012
15% Tier	85%	15%	$ 1.234	85%	15%	$ 1.234
25% Tier	75%	25%	$ 1.568	75%	25%	$ -
50% Tier	50%	50%				

The distributions to the general partner shown above in excess of its aggregate 2% general partner interest represent the Incentive Distributions. Cash distribution rates are annualized.

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Illustration of Free Cash Flow Generated from Eliminating 50% GP Splits

$000s	Current Rate					
Assumed Units Outstanding (Millions)	184.7	184.7	184.7	184.7	184.7	184.7
LP Distribution Rate →	$ 1.38	$ 1.568	$ 1.75	$ 2.00	$ 2.50	$ 3.00
Old Splits:						
LP Distributions	$ 255	$ 290	$ 323	$ 369	$ 462	$ 554
GP Distributions	20	32	65	111	204	296
Cash Required for Distribution	$ 275	$ 322	$ 388	$ 480	$ 666	$ 850
New Splits:						
LP Distributions	$ 255	$ 290	$ 323	$ 369	$ 462	$ 554
GP Distributions	20	32	43	58	89	120
Cash Required for Distribution	$ 275	$ 322	$ 366	$ 427	$ 551	$ 674
[(1)] Free Cash from New GP Splits	$ -	$ -	$ 22	$ 53	$ 115	$ 176

[(1)] Free cash flow resulting from new GP splits is available to increase the cash distribution rate to LPs, reinvest in capital projects to grow the partnership and to retire debt for greater financial flexibility.

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Lower Cost of Capital = Greater Cash Accretion to LP Units from Investment

Fully Diluted Cash Accretion per EPD Unit[(1)(2)]

Hypothetical Investment $Millions	7.0x Multiple Old Splits	7.0x Multiple New Splits	7.0x Multiple % Increase	8.0x Multiple Old Splits	8.0x Multiple New Splits	8.0x Multiple % Increase
$ 1,500	$ 0.189	$ 0.324	72%	$ 0.130	$ 0.234	80%
$ 1,250	$ 0.163	$ 0.285	76%	$ 0.112	$ 0.207	86%
$ 1,000	$ 0.134	$ 0.244	81%	$ 0.093	$ 0.179	94%
$ 750	$ 0.104	$ 0.199	91%	$ 0.072	$ 0.149	107%
$ 500	$ 0.072	$ 0.150	109%	$ 0.050	$ 0.116	133%

(1) Assumes investment financed 50% debt / 50% equity, a pre-tax debt cost of 7.0%, a $1.568 annual distribution rate, an EPD unit price of $18.00 and 184.7 million EPD limited partner units outstanding. For "New Splits," assumes $100 million of retained operating cash flow is available to fund a portion of the investment funded by equity.

(2) Illustration of cash accretion per LP unit based on various forward-looking assumption, hypothetical assumptions. While EPD believes that these assumptions are reasonable, it can give no assurance that such results will materialize. See risk factors in SEC filings for futher discussion.

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Effect of Eliminating GP Splits Case Study

- Base Assumptions
  - Case Study begins with cash distribution rate of $1.568, the threshhold for GP's 50% splits
  - Assumes all growth comes from capital investment (for illustration purposes only)
  - Assumes 15% cash return on investment
  - Pre-Tax cost of debt is 7.0%
  - 20% of total partnership cash is retained in the partnership for reinvestment
  - All investment funded with 50% debt and 50% from combination of new equity and reinvested cash flow
  - Yield of 7.0% for EPD units and 4.25% underwriting discount
- Conclusion – Enhances prospects of future LP distribution growth

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Investment Required to Grow LP Distribution Rate 10% per Year


Investment Required ($Millions)
2,500
2,000
1,500
1,000
500
0
Investments - Old Splits
Investments - New Splits
$1.380
$1.568
$1.725
$1.897
$2.087
$2.296
$2.525
Distribution Rate per Unit - 10% Growth

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Total Distributions Required to Grow LP Distribution Rate 10%/Year



Distributions - Old Splits
Distributions - New Splits
Total Distributions to LP & GP ($Millions)
1,250
1,000
750
500
250
0
$1.380
$1.568
$1.725
$1.897
$2.087
$2.296
$2.525
Distribution Rate per Unit - 10% Growth

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Unique Ownership Structure

- Largest % ownership of LP units by Management & GP in the energy industry

- GP owns 86% of LP units. Focused on long-term total return of LP units



Management
Public
64%
22%
14%
Enterprise Products Partners L.P. (NYSE - EPD)

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GP's Focus on Total Return of LP Units

- September 1999, Management contributed 30% of EPD's GP to Shell Oil Company for nominal value to complete the acquisition of Shell's midstream business and enhance the value of LP units
- From 3Q1999 through 3Q2002, EPD has retained $294 million of cash to reinvest in the growth of the partnership and to provide financial flexibility
- Currently, GP owns 86% of LP units
- Today, GP gave up its 50% incentive distribution rights for no consideration, shifting value to the LP units and further enhancing the growth prospects for LP units

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